Exhibit 8.1

LIST OF SIGNIFICANT SUBSIDIARIES OF THE REGISTRANT

•                  AllianceSPEC Pte. Ltd. (incorporated in Singapore)

•                  Beijing Horizon Information & Technology Co., Ltd. (incorporated in the People’s Republic of China)

•                  DMK International, Inc. (incorporated in Delaware)

•                  hiSoft Japan Co., Ltd. (incorporated in Japan)

•                  HiSoft Envisage, Inc. (incorporated in Delaware)

•                  HiSoft Services (Beijing) Ltd. (incorporated in the People’s Republic of China)

•                  HiSoft Singapore Pte. Ltd. (incorporated in Singapore)

•                  HiSoft Systems Hong Kong Ltd. (incorporated in Hong Kong)

•                  HiSoft Systems (Shenzhen) Ltd. (incorporated in the People’s Republic of China)

•                  HiSoft Technology (Chengdu) Co., Ltd. (incorporated in the People’s Republic of China)

•                  HiSoft Technology (Dalian) Co., Ltd. (incorporated in the People’s Republic of China)

•                  HiSoft Technology (Shanghai) Co., Ltd. (incorporated in the People’s Republic of China)

•                  Insurance Systems Laboratory Co., Ltd. (incorporated in Japan)

•                  Wuxi HiSoft Services Ltd. (incorporated in the People’s Republic of China)

•                  Wuxi HiSoft Technology Training Co., Ltd. (incorporated in the People’s Republic of China)

•                  HiSoft Jinxin Technology (Beijing) Co., Ltd. (incorporated in the People’s Republic of China)

•                  Shanghai HURO Digital Technology Co., Ltd. (incorporated in the People’s Republic of China)

•                  Echo Lane, Inc. (incorporated in California)

•                  NouvEON Technology Partners, Inc. (incorporated in North Carolina)

•                  Logoscript International S.L. (incorporated in Spain)

•                  Logoscript S.L.U. (incorporated in Spain)

•                  Shenzhen Longhaul Information Technology Ltd. (incorporated in the People’s Republic of China)